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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                           ATP OIL & GAS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


              TEXAS                                      76-0362774
(State of Incorporation or Organization)      (IRS Employer Identification No.)


                           ATP OIL & GAS CORPORATION
                        4600 POST OAK PLACE, SUITE 200
                             Houston, Texas  77027

             (Address of Principal Executive Offices and Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-46034.

                          Securities to be registered
                     pursuant to Section 12(b) of the Act:

                                      None

                          Securities to be registered
                     pursuant to Section 12(g) of the Act:

                       Title of class to be so registered
                       ----------------------------------
                    Common Stock, par value $.001 per share
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the common stock, par value $.001 per share, of ATP Oil &
Gas Corporation (the "Registrant") to be registered hereunder is set forth under the caption "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form S-1, as amended (Registration
No. 333-46034) (the "Form S-1 Registration Statement"), initially filed with the
Securities and Exchange Commission on September 18, 2000, and will be included in such prospectus subsequently filed by the Registrant in accordance with Rule
424(b) under the Securities Act of 1933, which prospectus is incorporated herein by reference.


ITEM 2.   EXHIBITS.

          The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

Exhibit
Number
-------
  1.   Registrant's Registration Statement on Form S-1, as amended (Registration
       No. 333-46034), initially filed with the Securities and Exchange
       Commission on September 18, 2000 -- incorporated herein by reference

  2.   Specimen Common Stock certificate -- incorporated herein by reference to
       Exhibit 4.1 to the Form S-1 Registration Statement

  3. Amended and Restated Articles of Incorporation of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1
       Registration Statement

  4.   Restated Bylaws of the Registrant -- incorporated herein by reference to
       Exhibit 3.2 to the Form S-1 Registration Statement

--------------------------------------------------------------------------------
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              ATP OIL & GAS CORPORATION

                              By: /s/ Albert L. Reese, Jr.
                                 --------------------------------------------
                              Name:  Albert L. Reese, Jr.
                              Title:  Senior Vice President, and
                                      Chief Financial Officer

Date:  January 25, 2001
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                               INDEX TO EXHIBITS

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
Exhibit No.      Description                                                Sequentially Numbered Page
-----------      -----------                                                --------------------------
  1.             Registrant's Registration Statement on Form S-1, as        Incorporated by reference
                 amended (Registration No. 333-46034), initially filed
                 with the Securities and Exchange Commission on
                 September 18, 2000

  2.             Specimen Common Stock certificate -- incorporated          Incorporated by reference
                 herein by reference to Exhibit 4.1 to the Form S-1
                 Registration Statement

  3.             Amended and Restated Articles of Incorporation of the      Incorporated by reference
                 Registrant -- incorporated herein by reference to
                 Exhibit 3.1 to the Form S-1 Registration Statement

  4.             Restated Bylaws of the Registrant -- incorporated          Incorporated by reference
                 herein by reference to Exhibit 3.2 to the Form S-1
                 Registration Statement